Exhibit 99.1 CST Brands, Inc. CST Brands, Inc. Investor Presentation April 2013

Safe Harbor Statement
Statements contained in this presentation that state the Company’s or management’s expectations or predictions of the future are forward–looking statements intended to be covered by the safe harbor provisions of the Securities
Act of 1933 and the Securities Exchange Act of 1934.  The words “believe,”
“expect,” “should,” “intends,” “estimates,” and other similar expressions identify forward–looking statements.  It is important to note that
actual results could
differ materially from those projected in such forward–looking statements.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on
Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and
Exchange Commission, and available on Valero’s website at
www.valero.com and CST Brand’s registration statement on Form 10 as amended and filed with the Securities and Exchange Commission, and available on the CST Brand’s website at www.cstbrands.com

Management Presenters Kim Bowers President & CEO Clay Killinger SVP & CFO 2

Overview
– We are one of the largest independent retailers of transportation fuels and convenience merchandise in North America
– Nearly 1,900 sites in two geographic segments: Retail-U.S. and Retail-Canada
– 2012 revenues of $13.1 billion
– Pro forma 2012 EBITDA
(1)
of $379 million
– $455 million of capital expenditures over the past 4 years
• Almost 60% of which relates to store remodels and sustaining activities
Retail – U.S.
– 1,032 company-operated (COOP) fuel and convenience store sites
– Sites located in the Southwest and Central U.S.
– Targeting 15 New-to-Industry (“NTI”) sites in 2013
Retail – Canada
– 848 retail sites
• 261 COOP fuel and convenience store sites
• 507 dealer/agent-operated sites (participate in fuel sales only)
• 80 unattended truck fuel sites (“Cardlock” sites)
– Sites located in the provinces of Eastern Canada, including Ontario and Quebec
– Targeting 8 NTI sites in 2013
Summary of Our Business
(1) See Appendix for a full EBITDA definition and reconciliation.
Note: Store count data as of December 31, 2012.

159
83
63
37
2
625
29
30
4
Large Scale and Geographic Diversity
Site data as of December 31, 2012.
CST Service Centers
San Antonio and Montreal
122 542 184
U.S. Canada Total
COOP
Dealer-Agent
& Cardlock
Owned 833 81% 187 72% 132 22% 1,152
Leased 199 19% 74 28% 455 78% 728
Total 1,032 100% 261 100% 587 100% 1,880
       COOP

Our Family of Brands Licensed Brands Proprietary Brands 5

CST is a leading C-store operator in
attractive and growing markets in the
Southwestern U.S.
– 1,032 company-operated retail sites with
average store size of 2,200 sq ft
– Averaged 5,083 gallons of fuel sold per
site per day in 2012
– Averaged $17,841 in fuel sales per site per
day in 2012
– Averaged $3,341 in merchandise sales per
site per day in 2012
Convenience-type merchandise include
tobacco products, beer, snacks,
beverages and fresh foods
– Recent focus on food service and private
label programs drives improvement in
merchandise margins
• Recent NTIs have a larger format, more
conducive to food service and other services
• NTI’s 2012 average store size was 5,360 sq ft
6
Retail U.S. Segment Overview
Fuel Volume and Pro Forma Margin
Total COOP Inside Sales Breakdown
4,983
5,086
5,059
5,083
$0.109
$0.126
$0.131
$0.147
2009 2010 2011 2012
Note: Margins are net of credit card fees, include LIFO and are adjusted for new commercial agreements.
Margin ($ per gallon)
Note: Margin includes retail distribution center.
Cigarettes Food Service Beverages Alcohol Other
36%
8%
23%
15%
18%
38%
8%
23%
14%
17%
36%
9%
23%
15%
17%
9%
32%
25%
16%
18%
$1,171m $1,205m $1,223m $1,239m Total:
2009 2012 2010 2011
(Gallons per site per day)

Company operated and dealer
– Consists of 768 sites selling fuel under the
Ultramar brand
•
261 company operated sites (fuel and merchandise)
•
507 retail sites that are dealer/agent operated
(fuel only)
•
Averaged 3,046 gallons of fuel sold per site per
day in 2012
•
Averaged $13,008 in fuel sales per site per day
in 2012
•
Averaged $2,743 in merchandise sales per site
per day in 2012
Cardlock
– Consists of 80 Card-activated, self-service,
unattended stations that allow commercial,
trucking and governmental fleets to buy
transportation fuel 24 hours a day
•
Averaged 6,220 gallons of fuel sold per site per
day in 2012
•
Averaged $25,301 in fuel sales per site per day
in 2012
Heating Oil
– One of the largest retail heating oil distributors in Eastern Canada
7
Retail Canada Segment Overview
Total COOP Inside Sales Breakdown
Fuel Volume and Pro Forma Margin
2009 2012 2010 2011
Total: $240m $261m $257m
48%
10%
20%
11%
10%
50%
9%
19%
11%
11%
50%
9%
19%
11%
11%
9%
50%
19%
11%
11%
$201m
3,086
3,223
3,320 3,340
$0.195
$0.224
$0.259
$0.233
2009 2010 2011 2012
Note: Margins are net of credit card fees, include LIFO and are adjusted for new commercial agreements, includes Cardlock motor fuel sales.
Margin ($ per gallon)
(Gallons per site per day)
Cigarettes Food Service Beverages Alcohol Other

Proven Historical Financial Results
and Conservative Capital Structure
Available liquidity of $550 million
expected at spin-off
Investment Highlights
Significant Real Estate Ownership
Experienced and Deep
Management Team
Well Positioned for Growth
Stable Margins Through All Cycles
Exposure to Growing Markets
Robust and Growing Industry
6
5
1
2
3
4
81% of U.S. sites are owned and 72%
of Canadian COOP sites are owned
Impressive industry performance even
during recessions
Strong urban footprint in the U.S. and
Canadian markets with a
concentration in growing markets
Fuel margins are relatively stable on an
annual basis despite short-term volatility
Growth in food service and private label programs along
with efficient merchandise logistics drive margin growth. NTI program drives growth in market share.  Potential for
wholesale business and bolt-on acquisitions
The company is well positioned to be a leader in the sector
Customer.Service.Team.
7
Management team has an average of
27 years of relevant experience

The convenience store industry has demonstrated consistent growth through multiple economic cycles
Growth of non-fuel revenue is a key driver of increased profit
– Merchandise and food sales
– ATM access, car wash facilities and other services
Volatility in fuel prices does not necessarily translate into gross margin volatility
– Fuel margins tend to have less volatility than fuel prices
– Relatively stable fuel volumes despite volatile retail fuel prices
– Fuel margins in Canada are stronger than U.S. due to market structure and regulation
Industry NTI stores are trending toward larger formats that produce higher EBITDA than existing stores
Robust and Growing Industry
U.S. convenience store industry total sales U.S. convenience store average fuel volume and fuel price

CST has concentration in markets with strong
population growth
– Significant presence and deep knowledge of
markets in the Southwest
61% of CST’s U.S. stores are in Texas, which
has a robust economy and ideal
demographics for convenience stores
– #1 in 2011 job growth
– Unemployment rate 1% below national average
– Benefitting from increased oil and gas industry
activity
Exposure to Growing Markets
U.S. Market Canadian Market
Population Growth 2011–2021
(2)
Population Growth 2011–2021
(1)
86.1% of CST’s U.S. stores
(1) Data from IHS Global Insight
(2) Data from Ontario Population Projections Update, 2011–2036; Ontario Ministry of
Finance, Spring 2012 Institut de la statistique du Québec, Perspectives
démographiques du Québec et des régions, 2006-2056.
18.0%
17.0%
11.0%
Ottawa Toronto (GTA) Montreal (GMA)
CST maintains a leading position in the heavily
populated eastern provinces of Canada
– 78% of sites are located in Quebec and Ontario
– Many of the provinces have market and regulatory
conditions that provide healthy margin support
– Permit restrictions in these provinces provide barriers
to new-market entrants for convenience stores
A majority of company operated retail sites are
located in growing metropolitan areas
– Urban markets are characterized by relatively low
volatility in fuel margins and high barriers to entry
Poised to leverage Ultramar’s “leading brand”
status as we expand in other growth markets
10
17.3%
16.7%
15.5%
9.1%
7.9%
7.8%
Texas Arizona Colorado New Mexico Wyoming U.S. average
15.4% 6.1% 60.6% 0.4% 3.6%

U.S. Reported Annual Fuel Margins
U.S. Monthly Fuel Margins
Canada Monthly Fuel Margins
Canada Reported Annual Fuel Margins
Stable Margins Through All Cycles
Note: Not adjusted for new commercial agreements with VLO and are presented for price trend comparisons.
11
Monthly margins are
volatile and correlated
to crude oil prices

Well Positioned for Growth
Merchandise Growth Drivers in Place
Growing Food Service
Business
Significant growth opportunity
Grow immediate consummables /
snackable business
Growth through proprietary food
programs (breakfast and lunch
programs)
Growth through branded food programs
such as Subway and Country Style
Strong Core Categories
Continue to drive sales around core
categories
Leverage CST’s high customer counts to
build core category sales
Leverage CST’s network volumes to
achieve lower cost of goods
Private Label Program
Development
Provides gross profit growth
Delivers value to and increase loyalty
from consumers
Private label volume provides leverage
over national brands
Efficient Supply Chain
Strong relationship with distributors
Strong central merchandising group
that leverages technology to enhance
productivity and optimize costs
Increases store inventory turns
Significant benefits achieved through
our Texas distribution center

Well Positioned for Growth
NTI (New-To-Industry) Program

Overview
– CAPEX program selects markets and
properties to invest in based on various
factors including competition, growth
potential, store concentration, traffic counts
and customer access, among others
– CAPEX program is balanced between
redevelopment of existing owned properties
and NTIs
Retail – U.S.
– Anticipate completing 15 NTIs in 2013
(Completed 11 NTIs in 2012)
– Have traditionally identified sites well
positioned within CST’s footprint
– Focus for 2013 projects is key markets in
Texas
Retail – Canada
– Anticipate completing 8 NTIs in 2013
(Completed 5 NTIs in 2012)
– Target markets are the Greater Toronto,
Ottawa and Montreal areas
Note: 3-Year NTI Average is for the period of 2009-2011.

Transformation from a “fuel-centric” business to a retail business focused on creating shareholder value
Participate in the convenience store consolidation
– Continue to see consolidation in the industry
– We will continue to explore and evaluate acquisition opportunities, but with an independent retailer view
– Our scale gives us the ability to integrate quickly
Wholesale Development
– Opportunity as an independent company to have a dealer network
– Utilize our expertise in Canada’s wholesale business to expand network
Well Positioned for Growth
New Opportunities as Independent Company

New fuel pricing tools and analysis allow for more dynamic pricing
– Centralized pricing center in Canada provides the latest
competitive information to each retail store to optimize price
– In US, making investments to utilize historic pricing information, centralized approach, and LED store signage to respond quickly to changing market dynamics
Internal store redesign highlights high margin offerings
and increased merchandise sales
– Food service focus generates incremental revenue with above average gross margins
– Private label merchandise offerings increase gross margins and provide consumers added value
Well Positioned for Growth
Focus on Fuel & Merchandise Margin
U.S. –
U.S. –
Legacy
Legacy
U.S. –
U.S. –
New
New
Canada –
Canada –
Legacy
Legacy
Canada –
Canada –
New
New

81%
72%
79%
52%
CST-US CST-CAN CST
Consolidated
Other Public
Retail Pure-plays
(1)
Leases typically include rent increases at
the rate of inflation or higher
– Fixed costs increase every year as rent
increases
– Leases eventually expire leaving the tenant
subject to renegotiation risk
Ownership mitigates impact of lease risks
– No “rent creep”
– Potential for long-term increase in value
– No risk of losing best locations to lease
expirations
– Provides flexibility of use
Significant Real Estate Ownership
A True Differentiator
% of COOP with CST Real Estate Ownership
Source: Company data and public filings.
(1) Includes Casey’s, Couche-Tard, Pantry and Susser

Kim Bowers, President and Chief Executive Officer
– Kim has over 15 years of service with Valero, having served as its Executive Vice President and General Counsel since 2007 until her promotion to her current position in January 2013. Prior to joining Valero in 1997, Kim specialized in mergers & acquisitions with a Fort
Worth, Texas based law firm. Kim holds a B.A. in Spanish and in International Studies from Miami University (Ohio), an M.A. in International
Relations from Baylor University, and her J.D. from the University of Texas School of Law. Kim is a 2009 graduate of the Stanford Executive
Program.
Clay Killinger, Senior Vice President and Chief Financial Officer
– Clay has over 11 years of service with Valero, having served as its Senior Vice President and Controller since 2007 until his promotion to his current position in January 2013. Prior to that, Clay served as Vice President and Controller of Valero since 2003. Prior to joining Valero in
2001, Clay was a partner at Arthur Andersen LLP, with service there from 1983 through December 2001. Clay is a Certified Public
Accountant, with his B.B.A in Accounting from the University of Texas at San Antonio, where he graduated Summa Cum Laude.
Tony Bartys, Senior Vice President and Chief Operating Officer
– Tony has over 27 years of experience in the retail and fuel marketing businesses, with 21 of those years at Valero and certain of its predecessor companies, having served as the Vice President of Retail Operations and Marketing for Valero, overseeing all U.S. Retail operations, from 2001 until his promotion to his current position in January 2013. Tony has a B.A. in Accounting from the University of West
Florida-Pensacola. Prior to attending University, Tony served in the U.S. Navy as a submarine Torpedoman 2nd class for five years.
Steve Motz, Senior Vice President and Chief Development Officer
– Steve has 30 years of service with Valero and certain of its predecessor companies, having served as the Vice President of Retail Asset
Development and Administration from 2003 until his promotion to his current position in January 2013. Steve has had several areas of responsibilities over his tenure with Valero, including 15 years as part of the Canadian Retail organization, where he directed the launch of the Canadian company operated retail business and led the efforts to rebrand and reposition the Ultramar brand. Steve received his B.B.A.
from Wilfrid Laurier University (Waterloo, Ontario).
Hal Adams, Senior Vice President of Marketing
– Hal has over 25 years with Valero retail and its predecessor companies, having served as the Vice President of Retail Merchandising from
January 2001 until his promotion to his current position in January 2013. Hal began his tenure with the Company as a store associate in a
Stop N Go store in Ventura, California. He has been a Store Manager, District Representative, Regional Merchandiser and has held several leadership positions in the store merchandising area of the network operation. Hal received a B.A. in Business Economics from the
University of California, Santa Barbara and he earned his M.B.A. from The University of Texas at San Antonio.

Experienced and Deep Management Team
Senior Executive Leadership

Name Title
Years of relevant
experience
Kim Bowers President & Chief Executive Officer 22 years
Clay Killinger SVP & Chief Financial Officer 30 years
Tony Bartys SVP & Chief Operating Officer 27 years
Steve Motz SVP & Chief Development Officer 30 years
Hal Adams SVP of Marketing 27 years
Cindy Hill SVP & General Counsel & Corporate Secretary 26 years
Henry Martinez SVP of Human Resources 20 years
Christian Houle SVP – Canada 37 years
Stephane Trudel VP – Canada 22 years
James Maxey VP & Chief Information Officer 26 years
Paul Clark VP of Construction and Maintenance 25 years
Jeremy Bergeron VP & Treasurer 20 years
Tammy Floyd VP & Controller 19 years
Kevin Sheehan VP of Internal Audit and Risk Management 32 years
Jeff Truman VP, Regional Retail Operations 28 years
Pete Linton VP, Regional Retail Operations 36 years

Experienced and Deep Management Team
Corporate Executive Leadership Team

Financial Overview Financial Overview

Pro Forma Cash Flow Return on Net Assets Historical Operating Revenue
Pro Forma Free Cash Flow Historical Capital Expenditures
Source: Company filings.
Note: Please see Appendix for a reconciliation of non-GAAP metrics.
(1) Peers include Casey’s, Pantry, Susser and Couche-Tard.
Proven Historical Financial Results
Consolidated

Merchandise Revenue & Gross Margin Percentage
Number of Site Locations Motor Fuel Average CPG Margin & Pump Price
Source: Company filings.
Note: Please see Appendix for a reconciliation of non-GAAP metrics.
(1) U.S. peers include Casey’s, Pantry, and Susser.
(2) Margins are net of credit card fees, include LIFO and are adjusted for new commercial agreements
Pro Forma Cash Flow Return on Net Assets
Proven Historical Financial Results
U.S.

$201
$240
$261
$257
29.4%
30.0%
29.5%
29.2%
25.0%
27.0%
29.0%
31.0%
33.0%
35.0%
$0
$50
$100
$150
$200
$250
$300
2009 2010 2011 2012
Revenue Gross margin percentage
Merchandise Revenue & Gross Margin Percentage
Number of Site Locations Motor Fuel Average CPG Margin & Pump Price
($ in millions)
907
895
873
848
500
600
700
800
900
2009 2010 2011 2012
Pro Forma Cash Flow Return on Net Assets
Source: Company filings.
Note: Please see Appendix for a reconciliation of non-GAAP metrics.
(1) Canadian peers include Couche-Tard.
(2) Margins are net of credit card fees, include LIFO and are adjusted for new commercial agreements
Proven Historical Financial Results
Canada
22
$3.16
$3.84
$4.90
$4.95
$0.195
$0.224
$0.259
$0.233
–
$0.200
$0.400
$0.600
–
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
2009 2010 2011 2012
Motor Fuel Avg. Retail Pump Price Motor Fuel Avg. CPG Margin
(2)

At spin, CST expects to issue
$1.05 billion of debt with net
cash proceeds distributed to
Valero
Expected strong pro forma
liquidity of $550 million
(1)
,
including approximately $200
million of cash generated from
“Net 10” payment terms
2012 pro forma lease-adjusted
leverage of 3.1x debt-to-EBITDAR
(2)
2012 pro forma leverage of 2.8x
debt-to-EBITDA
(2)
CST
Valero
$500MM
5-Year
Term Loan
L + 1.75%
Bank facilities
Debt capital
markets
$300MM
Revolving
Credit
Facility
$550MM
10-Year
High Yield Bonds
Estimated at 5.50%
$500MM
$550MM
(1) Includes ~$50 million in existing cash net of transaction expenses, $300 million of revolver availability and $200 million in cash generated by net 10 day payment term from new supply agreements.
(2) Please see Appendix for a reconciliation of EBITDA and EBITDAR.
Post spin capital structure
$1,050MM

Conservative Capital Structure
Key Highlights of Spin

Total pro forma liquidity of
$550 million including
$300 million of revolver
availability
24
Conservative Capital Structure
Pro Forma Capitalization
($ in millions)
Sources Uses
High yield notes $550 Payment to VLO $1,050
Term loan 500 Cash to balance sheet 184
New credit terms with VLO
(1)
200 Fees and expenses 16
Total sources $1,250 Total uses $1,250
($ in millions)
As of December 31, 2012
CST Brands
Actual
Transaction
Adj.
CST Brands
Pro Forma
Cash and equivalents (2) $61 $184 $245
Long-term debt:
New $300 million revolving credit facility
New term loan $500 $500
New high yield notes 550 550
Total long-term debt $1,050 $1,050
Total book equity 1,247 (777) 470
Total book capitalization $1,247 $1,520
Credit statistics:
2012 Pro forma EBITDA
(3)
$379
Debt / 2012 EBITDA
(3)
2.8x
Debt / Total book capitalization 69.1%
Net debt / Total book capitalization 53.0%
Lease adjusted credit statistics:
2012 Pro forma EBITDAR (3) $404
Adj. debt (4) / 2012 EBITDAR (3) 3.1x
Adj. debt (4) / Total adj. book capitalization (4) 72.7%
Adj. net debt (4) / Total adj. book capitalization (4) 58.4%
Source: Company filings.
(1)
Cash from net 10 day payment term from new supply agreements.
(2)
Includes transaction adjustments related to the spin-off and cash to balance sheet.
(3)
Please see Appendix for a reconciliation of EBITDA and EBITDAR.
(4)
Debt and book capitalization have been adjusted (increased) by 8 times 2012 minimum lease rentals of $25 million, or $200 million.

Liquidity
Management
Strong liquidity through committed credit facilities, with $550 million of liquidity expected
Access to capital markets
Projects are relatively quick to complete and discrete nature makes growth CAPEX easy to adjust
Capital
Structure
Less than 3.5x Lease-adjusted Debt-to-EBITDAR
(1)
Long-term debt maturity profile: 5-year term loan and 10-year bonds
High proportion of owned real estate
Strong returns on
invested capital
Strong NTI performance
Cash flow return on net assets consistently above peers
(1) Please see Appendix for a reconciliation of EBITDAR. Debt has been increased by 8 times 2012 minimum lease rentals of $25 million, or $200 million.

Conservative Capital Structure
Financial Strategy / Expectations

Investment Highlights
Proven Historical Financial Results
and Conservative Capital Structure
Available liquidity of $550 million
expected at spin-off
Significant Real Estate Ownership
Experienced and Deep
Management Team
Well Positioned for Growth
Stable Margins Through All Cycles
Exposure to Growing Markets
Robust and Growing Industry
6
5
1
2
3
4
81% of U.S. sites are owned and 72%
of Canadian COOP sites are owned
Impressive industry performance even
during recessions
Strong urban footprint in the U.S. and
Canadian markets with a
concentration in growing markets
Fuel margins are relatively stable on an
annual basis despite short-term volatility
Growth in food service and private label programs along
with efficient merchandise logistics drive margin growth. NTI program drives growth in market share.  Potential for
wholesale business and bolt-on acquisitions
The company is well positioned to be a leader in the sector
Customer.Service.Team.
7
Management team has an average of
27 years of relevant experience

Appendix Appendix

(1) Represents minimum rent expense and excludes contingent rent.
Reconciliation of Net Income to
EBITDA and EBITDAR
U.S. Canada Consol. U.S. Canada Consol. U.S. Canada Consol. U.S. Canada Consol.
Historical Net Income, as reported $78 $68 $146 $100 $93 $193 $101 $113 $214 $127 $83 $210
Depreciation and
amortization expense 71 30 101 72 33 105 76 37 113 78 37 115
Asset Impairment Loss 8             5             13           2             3             5             2             1             3             -              -              -
Interest Expense, net 1             -              1             1             -              1             1             -              1             1             -              1
Income Tax expense 45 31 76 57 40 97 59 44 103 75 30 105
EBITDA, as reported $203 $134 $337 $232 $169 $401 $239 $195 $434 $281 $150 $431
Rent (1) 25 25 25 25
EBITDAR $362 $426 $459 $456
EBITDA, as reported $203 $134 $337 $232 $169 $401 $239 $195 $434 $281 $150 $431
  Estimated Commercial Agreement Adj. (26) (25) (51) (20) (24) (44) (18) (21) (39) (21) (11) (32)
  Estimated Administrative Expense Adj. (19) (1) (20) (19) (1) (20) (19) (1) (20) (19) (1) (20)
Pro Forma EBITDA $158 $108 266 $193 $144 337 $202 $173 375 $241 $138 379
  Rent 25 25 25 25
Pro Forma EBITDAR $291 $362 $400 $404
2009 2010 2011 2012

Cash Flow Return on Net Assets
(1) Includes current maturities of Capital Lease obligations.
2009 2010 2011 2012
U.S. Retail:
Pro Forma EBITDA $158 $193 $202 $241
Total assets 1,067 1,065 1,133 1,153
Less: Current Liabilities
(1)
(80) (88) (84) (96)
Add: Current Maturities of Debt & Capital Leases 1 1 1 1
Net assets $988 $978 $1,050 $1,058
Return on Net Assets - U.S. Retail 16% 20% 19% 23%
Canadian Retail:
Pro Forma EBITDA $108 $144 $173 $138
Total assets 513 556 558 556
Less: Current Liabilities (97) (127) (128) (132)
Add: Current Maturities of Debt & Capital Leases – – – –
Net assets $416 $429 $430 $424
Return on Net Assets - Canadian Retail 26% 34% 40% 33%
CST Brands Consolidated:
Pro Forma EBITDA $266 $337 $375 $379
Total assets 1,580 1,621 1,691 1,709
Less: Current Liabilities
(1)
(177) (215) (212) (228)
Add: Current Maturities of Debt & Capital Leases 1 1 1 1
Net assets $1,404 $1,407 $1,480 $1,482
Return on Net Assets - CST Brands 19% 24% 25% 26%
Year Ended December 31,

Reconciliation of Free Cash Flow
Year Ended December 31,
2009 2010 2011 2012
Cash Provided by Operating Activities $262 $323 $308 $364
Consolidated Commercial Agreement Adjustments (51) (44) (39) (32)
Consolidated Administrative Expense Adjustments (20) (20) (20) (20)
Pro Forma Cash Provided by Operating Activities $191 $259 $249 $312
Less Sustaining Capital Expenditures (43) (65) (83) (72)
Pro Forma Free Cash Flow $148 $194 $166 $240